                   PORTFOLIO OF INVESTMENTS (UNAUDITED)

                   NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB) November 30, 2001



     PRINCIPAL                                                                                 OPTIONAL CALL              MARKET
  AMOUNT (000)  DESCRIPTION                                                                     PROVISIONS*   RATINGS**    VALUE
               HEALTHCARE - 1.4%

     $ 1,000   Prince William County Industrial Development Authority, Virginia, Hospital      10/08 at 102      Aaa   $   992,630
               Facility Refunding Revenue Bonds (Potomac Hospital Corporation of Prince
               William), Series 1998, 5.000%, 10/01/18

               HOUSING/SINGLE FAMILY - 5.5%

       3,985   Virginia Housing Development Authority, Commonwealth Mortgage Bonds, 2001        7/11 at 100      AAA     3,985,000
               Series H, Subseries H-1, 5.350%, 7/01/31 (WI, settling 12/27/01)

               TAX OBLIGATION/GENERAL - 13.8%

       2,730   Loudoun County, Virginia, General Obligation Public Improvement Bonds,          11/11 at 101      AA+     2,637,999
               Series 2001C, 4.500%, 11/01/17

         525   City of Portsmouth, Virginia, General Obligation Refunding and Public            6/08 at 100      AAA       521,446
               Utility Bonds, Series 2001B, 5.000%, 6/01/21

               Powhatan County, Virginia, General Obligation Bonds, Series 2001:
         660   5.000%, 1/15/23                                                                  1/11 at 101      AAA       658,852
       2,000   5.000%, 1/15/27                                                                  1/11 at 101      AAA     1,988,560

       4,250   Commonwealth of Puerto Rico, General Obligation Bonds, Public Improvement        7/11 at 100      AAA     4,285,360
               Refunding Series 2001, 5.125%, 7/01/30

               TAX OBLIGATION/LIMITED - 16.6%

       1,000   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds,       1/08 at 101      AAA       998,930
               Series 1997A, 5.000%, 7/01/28

       2,710   Commonwealth Transportation Board, Commonwealth of Virginia, Transportation      5/11 at 100      AA+     2,696,667
               Revenue Bonds (Northern Virginia Transportation District), Series 2001A,
               5.000%, 5/15/26

       4,165   Commonwealth Transportation Board, Commonwealth of Virginia, Transportation      5/11 at 100      AA+     4,162,168
               Revenue Bonds (U.S. Route 58 Corridor Development Program), Series 2001B,
               5.000%, 5/15/23

       1,710   Virginia Public Building Authority, Public Facilities Revenue Bonds,             8/08 at 100      AAA     1,717,097
               Series 1999A, 5.000%, 8/01/19

       2,540   Virginia Public School Authority, School Financing Bonds, 1997 Resolution,       8/11 at 101      AA+     2,556,586
               Series 2001A, 5.000%, 8/01/19

               TRANSPORTATION - 3.6%

       2,500   Chesapeake Bay Bridge and Tunnel Commission, Virginia, District Revenue         No Opt. Call      AAA     2,652,875
               Bonds, General Resolution Junior Lien Series 2001B Refunding,
               5.000%, 7/01/09 (WI, settling 12/05/01)

               U.S. GUARANTEED - 7.2%

       5,000   Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds,       10/10 at 101      AAA     5,233,150
               2000 Series A, 5.500%, 10/01/40

               UTILITIES - 5.9%

       3,125   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series HH,            7/10 at 101      AAA     3,184,969
               5.250%, 7/01/29 (DD, settling 12/07/01)

       1,110   Russell County Industrial Development Authority, Virginia, Pollution            11/08 at 101      AAA     1,107,869
               Control Revenue Bonds (Appalachian Power Company Project), Series H,
               5.000%, 11/01/21

               WATER AND SEWER - 10.6%

       1,000   Henry County Public Service Authority, Virginia, Water and Sewer Revenue        No Opt. Call      AAA     1,086,150
               Bonds, Series 2001 Refunding, 5.500%, 11/15/17

               City of Norfolk, Virginia, Water Revenue and Refunding Bonds, Series 2001:
       1,130   5.000%, 11/01/18                                                                11/11 at 100      AAA     1,141,842
       1,190   5.000%, 11/01/19                                                                11/11 at 100      AAA     1,198,747
       1,750   5.000%, 11/01/31                                                                11/11 at 100      AAA     1,730,907

       2,610   County of Spotsylvania, Virginia, Water and Sewer System Revenue Bonds,          6/11 at 100      AAA     2,579,514
               Series 2001, 5.000%, 6/01/30
------------------------------------------------------------------------------------------------------------------------------------
     $46,690   Total Investments (cost $47,184,919) - 64.6%                                                             47,117,318
==============----------------------------------------------------------------------------------------------------------------------

               SHORT-TERM INVESTMENTS - 24.7%

      $3,115   Fayetteville Public Facilities Board, Arkansas, Revenue Refunding Bonds                         VMIG-1    3,115,000
               (Butterfield Trail Village Project), Variable Rate Demand Bonds,
               Series 1997, 1.550%, 9/01/27+

       4,100   Lone Star Airport Improvement Authority, Inc., Texas, Revenue Bonds                             VMIG-1    4,100,000
               (American Airlines Project), Multiple Mode Variable Rate Demand Bonds,
               Series 1984-B4, 2.000%, 12/01/14+

       3,525   Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota,                            VMIG-1    3,525,000
               Healthcare Bonds (Children's Healthcare), Variable Rate Demand Bonds,
               Series 1995, 1.600%, 8/15/25+

       4,400   New York City, New York, General Obligation Bonds, Fiscal 2002 Series A7,                       VMIG-1    4,400,000
               Variable Rate Demand Obligations, 2.000%, 11/01/24+

       2,865   Wisconsin Health and Educational Facilities Authority, Revenue Bonds                               N/R    2,865,000
               (Gunderson Lutheran), Adjustable Rate Demand Bonds, Series 2000A,
               1.600%, 12/01/15+
------------------------------------------------------------------------------------------------------------------------------------
     $18,005   Total Short-Term Investments (cost $18,005,000)                                                          18,005,000
==============----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 10.7%                                                                     7,840,825
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $72,963,143
               =====================================================================================================================


      * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
     **  Ratings: Using the higher of Standard & Poor's or Moody's rating.
    N/R  Investment is not rated.
   (DD)  Portion of security purchased on a delayed delivery basis.
   (WI)  Security purchased on a when-issued basis.
      + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (UNAUDITED)
November 30, 2001

ASSETS
Investments in municipal securities, at market value              $  47,117,318
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value                 18,005,000
Cash                                                                 18,439,808
Receivables:
  Fund Manager                                                            1,006
  Interest                                                              484,316
                                                                  -------------

  Total assets                                                       84,047,448
                                                                  -------------



LIABILITIES
Payable for investments purchased                                    10,915,723
Accrued expenses:
  Organization and Offering costs                                       164,500
  Other                                                                   4,082
                                                                  -------------
  Total liabilities                                                  11,084,305
                                                                  -------------

Net assets                                                        $  72,963,143
                                                                  =============

Shares outstanding                                                    5,107,000
                                                                  =============

Net asset value per share outstanding (net assets
  divided by shares outstanding)                                  $       14.29
                                                                  =============

Net assets consist of:


Common Shares, $.01 par value per share                           $      51,070
Paid-in surplus                                                      72,953,705
Balance of undistributed net investment income                           25,969
Net unrealized depreciation of investments                              (67,601)
                                                                  -------------
Net assets                                                        $  72,963,143
                                                                  =============
Authorized shares:
  Common                                                              Unlimited
  Preferred                                                           Unlimited
                                                                  =============

STATEMENT OF OPERATIONS (UNAUDITED)
For the Period November 15, 2001 (commencement of operations) through November 30, 2001

INVESTMENT INCOME                                                   $    40,546
                                                                    -----------
EXPENSES
Management fees                                                          19,489
Shareholders' servicing agent fees and expenses                             177
Custodian's fees and expenses                                             1,192
Trustees' fees and expenses                                                  62
Professional fees                                                         1,035
Shareholders' reports - printing and mailing expenses                     1,587
Stock exchange listing fees                                                  30
                                                                    -----------
Total expenses before expense reimbursement                              23,572
  Expense reimbursement                                                  (8,995)
                                                                    -----------
Net expenses                                                             14,577
                                                                    -----------
Net investment income                                                    25,969
                                                                    -----------

UNREALIZED LOSS FROM INVESTMENTS
Change in net unrealized depreciation of investments                    (67,601)
                                                                    -----------
Net loss from investments                                               (67,601)
                                                                    -----------
Net decrease in net assets from operations                          $   (41,632)
                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
For the Period November 15, 2001 (commencement of operations) through November 30, 2001

OPERATIONS
Net investment income                                               $    25,969
Change in net unrealized depreciation of investments                    (67,601)
                                                                    -----------

Net decrease in net assets from operations                              (41,632)
                                                                    -----------

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of Common shares                              72,904,500
                                                                   ------------

Net increase in net assets                                           72,862,868
Net assets at the beginning of period                                   100,275
                                                                   ------------

Net assets at the end of period                                    $ 72,963,143
                                                                   ============

Balance of undistributed net investment income at
  the end of period                                                $     25,969
                                                                   ============

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Fund covered in this report and its corresponding American Stock Exchange symbol is Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB) (the "Fund").

The Fund seeks to provide current income exempt from regular federal and Virginia income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of Virginia. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 2001, the Fund had outstanding when-issued and delayed delivery purchase commitments of $8,760,556.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts for financial reporting purposes.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Virginia income tax, to retain such tax-exempt status when distributed to shareholders of the Fund.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period November 15, 2001 (commencement of operations) through November 30, 2001.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Organization and Offering Costs
Nuveen Investments, a wholly owned subsidiary of The John Nuveen Company, has agreed to reimburse all organization expenses (approximately $11,500) and pay all offering costs (other than the sales load) that exceed $.03 per Common Share. The Fund's share of offering costs ($153,000) were recorded as a reduction of the proceeds from the sale of shares.

2. FUND SHARES
The Fund sold 5,100,000 Common Shares during the period November 15, 2001 (commencement of operations) through November 30, 2001.

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the period November 15, 2001 (commencement of operations) through November 30, 2001, were as follows:

--------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities           $ 47,185,429
  Short-term municipal securities            18,005,000
Sales and maturities:
  Long-term municipal securities                     --
  Short-term municipal securities                    --
--------------------------------------------------------------------------------

At November 30, 2001, the cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

4. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2001, were as follows:

------------------------------------------------------------------------------------------------------
Gross unrealized:

  appreciation                               $    88,924

  depreciation                                  (156,525)
------------------------------------------------------------------------------------------------------
Net unrealized depreciation                  $   (67,601)
======================================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                                       MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------
For the first $125 million                                                         .6500%
For the next $125 million                                                          .6375
For the next $250 million                                                          .6250
For the next $500 million                                                          .6125
For the next $1 billion                                                            .6000
For net assets over $2 billion                                                     .5750
======================================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

For the first ten years of the Fund's operation, the Adviser has agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods set forth below:

                                  PERCENTAGE                                       PERCENTAGE
                                  REIMBURSED                                       REIMBURSED
                               (AS A PERCENTAGE                                 (AS A PERCENTAGE
YEAR ENDING                     OF AVERAGE DAILY         YEAR ENDING             OF AVERAGE DAILY
NOVEMBER 30,                      NET ASSETS)            NOVEMBER 30,               NET ASSETS)
-------------                  -----------------         -------------           -----------------
2001*........................     .30%                   2007 ................    .25%
2002 ........................     .30                    2008 ................    .20
2003 ........................     .30                    2009 ................    .15
2004 ........................     .30                    2010 ................    .10
2005 ........................     .30                    2011 ................    .05
2006 ........................     .30

---------------
* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

                              FINANCIAL HIGHLIGHTS

     Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on November 15, 2001 until November 30, 2001. Since the Fund was recently organized and commenced operations on November 15, 2001, the table covers approximately two weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in municipal bonds that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performances.

                                                               (UNAUDITED)
                                                                (NOV. 15-
                                                              NOV. 30, 2001)
                                                              --------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period......................     $ 14.33
                                                                 -------
     Net Investment Income..................................         .01
     Net Losses on Securities (Unrealized)..................        (.02)
                                                                 -------
          Total from Investment Operations..................        (.01)
                                                                 -------
  Offering Costs............................................        (.03)
                                                                 -------
  Net Asset Value, End of Period............................     $ 14.29
                                                                 =======
  Per Share Market Value, End of Period.....................     $ 15.02
  Total Return on Net Asset Value...........................        (.28)%
  Total Investment Return on Market Value...................         .13%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (In Thousands)..................     $72,963
  Ratio of Expenses to Average Net Assets Before
     Reimbursement..........................................         .79%*
  Ratio of Net Investment Income to Average Net Assets
     Before Reimbursement...................................         .57%*
  Ratio of Expenses to Average Net Assets After
     Reimbursement..........................................         .49%*
  Ratio of Net Investment Income to Average Net Assets After
     Reimbursement..........................................         .87%*
  Portfolio Turnover Rate...................................          --%

------------
* Annualized